Supplement Dated August 26, 2016

To the

Prospectus Dated May 1, 2016

For the

Farmers Variable Universal Life

Issued through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company (“FNWL”)

This Supplement updates certain information in your variable life insurance policy (“Policy”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Portfolio Name Change

Effective June 9, 2016, Calvert VP SRI Mid Cap Growth Portfolio changed its name to Calvert VP SRI Mid Cap Portfolio.

As a result of the Portfolio name change, all references to Calvert VP SRI Mid Cap Growth Portfolio are deleted from your Prospectus and Statement of Additional Information and replaced with references to Calvert VP SRI Mid Cap Portfolio.

We have made a corresponding change in the name of the Subaccount that invests in the Calvert VP SRI Mid Cap Growth Portfolio (now known as Calvert VIP SRI Mid Cap Portfolio).

Change to Portfolio Management

Effective June 9, 2016, New Amsterdam Partners LLC no longer serves as subadvisor for Calvert VP SRI Mid Cap Growth Portfolio (now known as Calvert VP SRI Mid Cap Portfolio). As a result of this change, the following sentence is hereby deleted from the table under the heading Investment Objectives of the Portfolios appearing on page 16 of your Prospectus: “New Amsterdam Partners LLC is the sub-advisor for the fund.”

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If you have any questions, please call the Service Center toll-free at 1-877-376-8008, or write the Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

Securities offered through Farmers Financial Solutions, LLC, 30801 Agoura Road, Building 1, Agoura Hills, California 91301. Member FINRA & SIPC.